                                                                    EXHIBIT 25.1


                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Old National Bancorp, an Indiana corporation (the "Company"), does hereby constitute and appoint John S. Poelker, Christopher Wolking and Jeffrey L. Knight, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended (the "Securities Act"), and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities of the Company being registered on the Registration Statement on Form S-3 to which this power of attorney is filed as an exhibit (the "Securities"), including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director of the Company, the Registration Statement on Form S-3 to which this power of attorney is filed as an exhibit, a Registration Statement under Rule 462(b) of the Securities Act, or another appropriate form in respect of the registration of the Securities, and any and all amendments thereto, including post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, any such Registration Statement or amendments, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Securities under the securities laws of any state; and the undersigned does hereby approve, ratify and confirm all actions heretofore or hereafter lawfully taken, or caused to be taken, by said attorneys-in-fact or agents, or any of them, by virtue thereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the day and year indicated below.


    /s/DAVID L. BARNING
----------------------------
         (Signature)


       David L. Barning
----------------------------
         (Printed)


Date: September 17, 1999

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Old National Bancorp, an Indiana corporation (the "Company"), does hereby constitute and appoint John S. Poelker, Christopher Wolking and Jeffrey L. Knight, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended (the "Securities Act"), and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities of the Company being registered on the Registration Statement on Form S-3 to which this power of attorney is filed as an exhibit (the "Securities"), including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director of the Company, the Registration Statement on Form S-3 to which this power of attorney is filed as an exhibit, a Registration Statement under Rule 462(b) of the Securities Act, or another appropriate form in respect of the registration of the Securities, and any and all amendments thereto, including post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, any such Registration Statement or amendments, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Securities under the securities laws of any state; and the undersigned does hereby approve, ratify and confirm all actions heretofore or hereafter lawfully taken, or caused to be taken, by said attorneys-in-fact or agents, or any of them, by virtue thereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the day and year indicated below.


      /s/RICHARD J. BOND
----------------------------
         (Signature)


      Richard J. Bond
----------------------------
         (Printed)


Date: September 17, 1999

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Old National Bancorp, an Indiana corporation (the "Company"), does hereby constitute and appoint John S. Poelker, Christopher Wolking and Jeffrey L. Knight, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended (the "Securities Act"), and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities of the Company being registered on the Registration Statement on Form S-3 to which this power of attorney is filed as an exhibit (the "Securities"), including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director of the Company, the Registration Statement on Form S-3 to which this power of attorney is filed as an exhibit, a Registration Statement under Rule 462(b) of the Securities Act, or another appropriate form in respect of the registration of the Securities, and any and all amendments thereto, including post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, any such Registration Statement or amendments, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Securities under the securities laws of any state; and the undersigned does hereby approve, ratify and confirm all actions heretofore or hereafter lawfully taken, or caused to be taken, by said attorneys-in-fact or agents, or any of them, by virtue thereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the day and year indicated below.


   /s/ALAN W. BRAUN
----------------------------
         (Signature)


       Alan W. Braun
----------------------------
         (Printed)


Date: September 17, 1999

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Old National Bancorp, an Indiana corporation (the "Company"), does hereby constitute and appoint John S. Poelker, Christopher Wolking and Jeffrey L. Knight, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended (the "Securities Act"), and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities of the Company being registered on the Registration Statement on Form S-3 to which this power of attorney is filed as an exhibit (the "Securities"), including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director of the Company, the Registration Statement on Form S-3 to which this power of attorney is filed as an exhibit, a Registration Statement under Rule 462(b) of the Securities Act, or another appropriate form in respect of the registration of the Securities, and any and all amendments thereto, including post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, any such Registration Statement or amendments, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Securities under the securities laws of any state; and the undersigned does hereby approve, ratify and confirm all actions heretofore or hereafter lawfully taken, or caused to be taken, by said attorneys-in-fact or agents, or any of them, by virtue thereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the day and year indicated below.


    /s/WAYNE A. DAVIDSON
----------------------------
         (Signature)


       Wayne A. Davidson
----------------------------
         (Printed)


Date: September 17, 1999

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Old National Bancorp, an Indiana corporation (the "Company"), does hereby constitute and appoint John S. Poelker, Christopher Wolking and Jeffrey L. Knight, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended (the "Securities Act"), and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities of the Company being registered on the Registration Statement on Form S-3 to which this power of attorney is filed as an exhibit (the "Securities"), including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director of the Company, the Registration Statement on Form S-3 to which this power of attorney is filed as an exhibit, a Registration Statement under Rule 462(b) of the Securities Act, or another appropriate form in respect of the registration of the Securities, and any and all amendments thereto, including post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, any such Registration Statement or amendments, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Securities under the securities laws of any state; and the undersigned does hereby approve, ratify and confirm all actions heretofore or hereafter lawfully taken, or caused to be taken, by said attorneys-in-fact or agents, or any of them, by virtue thereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the day and year indicated below.


   /s/LARRY E. DUNIGAN
----------------------------
         (Signature)


       Larry E. Dunigan
----------------------------
         (Printed)


Date: September 17, 1999

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Old National Bancorp, an Indiana corporation (the "Company"), does hereby constitute and appoint John S. Poelker, Christopher Wolking and Jeffrey L. Knight, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended (the "Securities Act"), and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities of the Company being registered on the Registration Statement on Form S-3 to which this power of attorney is filed as an exhibit (the "Securities"), including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director of the Company, the Registration Statement on Form S-3 to which this power of attorney is filed as an exhibit, a Registration Statement under Rule 462(b) of the Securities Act, or another appropriate form in respect of the registration of the Securities, and any and all amendments thereto, including post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, any such Registration Statement or amendments, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Securities under the securities laws of any state; and the undersigned does hereby approve, ratify and confirm all actions heretofore or hereafter lawfully taken, or caused to be taken, by said attorneys-in-fact or agents, or any of them, by virtue thereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the day and year indicated below.


     /s/DAVID E. ECKERLE
----------------------------
         (Signature)


        David E. Eckerle
----------------------------
         (Printed)


Date: September 17, 1999

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Old National Bancorp, an Indiana corporation (the "Company"), does hereby constitute and appoint John S. Poelker, Christopher Wolking and Jeffrey L. Knight, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended (the "Securities Act"), and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities of the Company being registered on the Registration Statement on Form S-3 to which this power of attorney is filed as an exhibit (the "Securities"), including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director of the Company, the Registration Statement on Form S-3 to which this power of attorney is filed as an exhibit, a Registration Statement under Rule 462(b) of the Securities Act, or another appropriate form in respect of the registration of the Securities, and any and all amendments thereto, including post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, any such Registration Statement or amendments, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Securities under the securities laws of any state; and the undersigned does hereby approve, ratify and confirm all actions heretofore or hereafter lawfully taken, or caused to be taken, by said attorneys-in-fact or agents, or any of them, by virtue thereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the day and year indicated below.


     /s/PHELPS L. LAMBERT
----------------------------
         (Signature)


       Phelps L. Lambert
----------------------------
         (Printed)


Date: September 17, 1999

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Old National Bancorp, an Indiana corporation (the "Company"), does hereby constitute and appoint John S. Poelker, Christopher Wolking and Jeffrey L. Knight, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended (the "Securities Act"), and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities of the Company being registered on the Registration Statement on Form S-3 to which this power of attorney is filed as an exhibit (the "Securities"), including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director of the Company, the Registration Statement on Form S-3 to which this power of attorney is filed as an exhibit, a Registration Statement under Rule 462(b) of the Securities Act, or another appropriate form in respect of the registration of the Securities, and any and all amendments thereto, including post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, any such Registration Statement or amendments, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Securities under the securities laws of any state; and the undersigned does hereby approve, ratify and confirm all actions heretofore or hereafter lawfully taken, or caused to be taken, by said attorneys-in-fact or agents, or any of them, by virtue thereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the day and year indicated below.


     /s/RONALD B. LANKFORD
----------------------------
         (Signature)


      Ronald B. Lankford
----------------------------
         (Printed)


Date: September 17, 1999

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Old National Bancorp, an Indiana corporation (the "Company"), does hereby constitute and appoint John S. Poelker, Christopher Wolking and Jeffrey L. Knight, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended (the "Securities Act"), and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities of the Company being registered on the Registration Statement on Form S-3 to which this power of attorney is filed as an exhibit (the "Securities"), including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director of the Company, the Registration Statement on Form S-3 to which this power of attorney is filed as an exhibit, a Registration Statement under Rule 462(b) of the Securities Act, or another appropriate form in respect of the registration of the Securities, and any and all amendments thereto, including post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, any such Registration Statement or amendments, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Securities under the securities laws of any state; and the undersigned does hereby approve, ratify and confirm all actions heretofore or hereafter lawfully taken, or caused to be taken, by said attorneys-in-fact or agents, or any of them, by virtue thereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the day and year indicated below.


    /s/LUCIEN H. MEIS
----------------------------
         (Signature)


      Lucien H. Meis
----------------------------
         (Printed)


Date: September 17, 1999

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Old National Bancorp, an Indiana corporation (the "Company"), does hereby constitute and appoint John S. Poelker, Christopher Wolking and Jeffrey L. Knight, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended (the "Securities Act"), and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities of the Company being registered on the Registration Statement on Form S-3 to which this power of attorney is filed as an exhibit (the "Securities"), including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director of the Company, the Registration Statement on Form S-3 to which this power of attorney is filed as an exhibit, a Registration Statement under Rule 462(b) of the Securities Act, or another appropriate form in respect of the registration of the Securities, and any and all amendments thereto, including post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, any such Registration Statement or amendments, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Securities under the securities laws of any state; and the undersigned does hereby approve, ratify and confirm all actions heretofore or hereafter lawfully taken, or caused to be taken, by said attorneys-in-fact or agents, or any of them, by virtue thereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the day and year indicated below.


    /s/LOUIS L. MERVIS
----------------------------
         (Signature)


      Louis L. Mervis
----------------------------
         (Printed)


Date: September 17, 1999

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Old National Bancorp, an Indiana corporation (the "Company"), does hereby constitute and appoint John S. Poelker, Christopher Wolking and Jeffrey L. Knight, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended (the "Securities Act"), and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities of the Company being registered on the Registration Statement on Form S-3 to which this power of attorney is filed as an exhibit (the "Securities"), including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director of the Company, the Registration Statement on Form S-3 to which this power of attorney is filed as an exhibit, a Registration Statement under Rule 462(b) of the Securities Act, or another appropriate form in respect of the registration of the Securities, and any and all amendments thereto, including post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, any such Registration Statement or amendments, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Securities under the securities laws of any state; and the undersigned does hereby approve, ratify and confirm all actions heretofore or hereafter lawfully taken, or caused to be taken, by said attorneys-in-fact or agents, or any of them, by virtue thereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the day and year indicated below.


     /s/LAWRENCE D. PRYBIL
----------------------------
         (Signature)


      Lawrence D. Prybil
----------------------------
         (Printed)


Date: September 17, 1999

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Old National Bancorp, an Indiana corporation (the "Company"), does hereby constitute and appoint John S. Poelker, Christopher Wolking and Jeffrey L. Knight, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended (the "Securities Act"), and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities of the Company being registered on the Registration Statement on Form S-3 to which this power of attorney is filed as an exhibit (the "Securities"), including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director of the Company, the Registration Statement on Form S-3 to which this power of attorney is filed as an exhibit, a Registration Statement under Rule 462(b) of the Securities Act, or another appropriate form in respect of the registration of the Securities, and any and all amendments thereto, including post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, any such Registration Statement or amendments, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Securities under the securities laws of any state; and the undersigned does hereby approve, ratify and confirm all actions heretofore or hereafter lawfully taken, or caused to be taken, by said attorneys-in-fact or agents, or any of them, by virtue thereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the day and year indicated below.


    /s/JOHN N. ROYSE
----------------------------
         (Signature)


      John N. Royse
----------------------------
         (Printed)


Date: September 17, 1999

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Old National Bancorp, an Indiana corporation (the "Company"), does hereby constitute and appoint John S. Poelker, Christopher Wolking and Jeffrey L. Knight, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended (the "Securities Act"), and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities of the Company being registered on the Registration Statement on Form S-3 to which this power of attorney is filed as an exhibit (the "Securities"), including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director of the Company, the Registration Statement on Form S-3 to which this power of attorney is filed as an exhibit, a Registration Statement under Rule 462(b) of the Securities Act, or another appropriate form in respect of the registration of the Securities, and any and all amendments thereto, including post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, any such Registration Statement or amendments, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Securities under the securities laws of any state; and the undersigned does hereby approve, ratify and confirm all actions heretofore or hereafter lawfully taken, or caused to be taken, by said attorneys-in-fact or agents, or any of them, by virtue thereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the day and year indicated below.


    /s/MARJORIE Z. SOYUGENC
----------------------------
         (Signature)


      Marjorie Z. Soyugence
----------------------------
         (Printed)


Date: September 17, 1999

                                POWER OF ATTORNEY

         KNOW ALL MEN BY THESE PRESENTS, that the undersigned, a director of Old National Bancorp, an Indiana corporation (the "Company"), does hereby constitute and appoint John S. Poelker, Christopher Wolking and Jeffrey L. Knight, and each of them, the true and lawful attorneys-in-fact and agents of the undersigned, to do or cause to be done any and all acts and things and to execute any and all instruments and documents which said attorneys-in-fact and agents, or any of them, may deem advisable or necessary to enable the Company to comply with the Securities Act of 1933, as amended (the "Securities Act"), and any rules, regulations and requirements of the Securities and Exchange Commission in respect thereof, in connection with the registration of the securities of the Company being registered on the Registration Statement on Form S-3 to which this power of attorney is filed as an exhibit (the "Securities"), including specifically, but without limiting the generality of the foregoing, power and authority to sign, in the name and on behalf of the undersigned as a director of the Company, the Registration Statement on Form S-3 to which this power of attorney is filed as an exhibit, a Registration Statement under Rule 462(b) of the Securities Act, or another appropriate form in respect of the registration of the Securities, and any and all amendments thereto, including post-effective amendments, and any instruments, contracts, documents or other writings of which the originals or copies thereof are to be filed as a part of, or in connection with, any such Registration Statement or amendments, and to file or cause to be filed the same with the Securities and Exchange Commission, and to effect any and all applications and other instruments in the name and on behalf of the undersigned which said attorneys-in-fact and agents, or any of them, deem advisable in order to qualify or register the Securities under the securities laws of any state; and the undersigned does hereby approve, ratify and confirm all actions heretofore or hereafter lawfully taken, or caused to be taken, by said attorneys-in-fact or agents, or any of them, by virtue thereof.

         IN WITNESS WHEREOF, the undersigned has hereunto set his hand as of the day and year indicated below.


    /s/CHARLES D. STORMS
----------------------------
         (Signature)


      Charles D. Storms
----------------------------
         (Printed)



Date: September 17, 1999